Semi-Annual Report
June 30, 2007
(Unaudited)
Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com
Managed by:
Morris Capital Advisors, Inc.

15 Chester Commons
Malvern, PA 19355
June 30, 2007
Dear Fellow Shareholders:
     I am pleased to report that our Funds continue to perform well compared to the markets and comparable mutual funds. This consistent performance has generated recognition from rating services and investors. It serves to reinforce the belief that our disciplined investment process performs well over the long run.
The High Dive
     Like most people, I can remember some insignificant events of my youth as if they occurred yesterday. One that comes to mind happened on a hot summer day when I was barely a teenager. I was at a country fair and the main attraction was a high-dive from a 50 foot platform into 18 inches of water that had been hyped on the radio all week. I remember that the diving platform was secured on a grassy knoll, and at its base was one of the backyard pools that were popular. It was circular, about fifteen feet across, with aluminum sides about two feet high with a blue on white design, and a blue liner. As the workers made final preparations and filled the pool, people stopped by check the depth of the water and speculate how the diver could perform such a feat.
     As the appointed hour grew closer the crowd grew, pushing ever closer to the pool, buzzing about the spectacle, growing ever more excited. I elected to observe from a distance figuring that I would have a better view, while avoiding the crush of the crowd. Anticipation grew as the diver appeared and scaled the tower. More and more people left the other attractions and pushed closer until the crowd was a dozen people thick pushing all the way up to the side of the pool. The diver reached the top of the platform, and after pausing for dramatic effect, performed a swan dive, ending with a perfectly executed belly flop into the pool.
     When he hit the water the force of his impact pushed the water out against the sides of the pool, and with nowhere else to go, it shot up ten feet into the air. The wall of water soaked everyone in the crowd and they scattered in all directions, soaked head to toe.
     Investors today seem to be pushing up against the edge of the pool in their excitement for many of the investment strategies that have become popular today. Their desire to be in on the action, and unwillingness to miss what everyone is talking about, has led them to take on more risk than they realize. The yield difference between junk bonds and US Treasuries is as low as it has been in the last ten years. Risk in the equity market is also lower than any time in the last ten years. When you add the use of esoteric investment securities, complex trading strategies, and leveraged portfolios it means that investors are assuming more risk than they realize, with less compensation. As more investors crowd into these strategies they run the risk of getting soaked by something unexpected, and as they rush for the exit they may find themselves trapped in the crowd.
     As an example, look no further than the use of sub-prime mortgages to fund the housing bubble, and overly generous lending standards in private equity buyout deals. The default risk of lenders in the form of banks, insurance companies and pension funds could easily exceed $500 billion in the mortgage market and is probable far more than they expect in the leveraged buyout deals. If these institutional investors are forced to unwind positions in an unfavorable market environment the impact could spread to ordinary investors, as well.
The Manor Fund
     The Manor Fund rose 5.64%, net of all fees and expenses, during the quarter ending June 30, 2007, underperforming the S&P 500 index, and comparable mutual funds as measured by the

Lipper Large-Cap Core mutual fund index (6.28% and 6.41%, respectively). The Fund continues to outperform the S&P 500 index and the Lipper Large-Cap Core mutual fund index for the trailing 3-year and 5-year periods ending June 30, 2007, with returns of 12.45%, and 12.63%, compared to the S&P 500 (11.66%, and 10.69%), and the Lipper mutual fund index (10.87% and 9.34%).
     During the 2nd quarter of 2007 the Fund was helped by gains in Alcan, Occidental Petroleum, Endo Pharmaceuticals, Weatherford International, and Intel Corp. Alcan jumped after receiving a buyout offer from Alcoa. Occidental Petroleum, an oil producer, and Weatherford International, an operator of offshore drilling rigs, rallied steadily throughout the quarter as higher oil prices raised investor expectations for future revenue and profit growth. Endo Pharmaceutical rose after reporting sharply higher revenue and earnings, and reaffirming revenue and profit expectations for the full year. Intel rose after reporting revenue and earnings growth better than expectations. Intel also received several analyst upgrades based on the expectation that Intel will reestablish its competitive advantage over its main competitor, Advanced Micro Devices, on both a cost and performance basis.
     Notable laggards during the 2nd quarter include JC Penny, Nucor, Best Buy, Colgate Palmolive, and Bank of America. JC Penny declined steadily, despite reporting strong revenue and earnings growth, as investors focused on weak same-store sales. Nucor declined after announcing that soft demand could substantially reduce profits. This decline in demand is effecting the entire industry and not just Nucor. Best Buy, an electronics retailer, declined in a weak retail environment on concerns that a slowdown in consumer spending could hurt sales. The shares improved late in the quarter after the company announced a large share repurchase. Bank of America declined over concerns about sub-prime mortgage loans in its portfolio.
     During the quarter we sold Alcan and Vornado Realty Trust and purchased Boeing. We sold Alcan after the buyout offer gave us the opportunity to exit the position at a substantial profit. We sold Vornado as rising interest rates contributed to a lower valuation for this real estate investment trust. We used some of the proceeds from these sales to purchase Boeing at an attractive valuation based on the expectation of continued profit growth from strong orders for its newly designed 787 airliner.
The Growth Fund
     The Growth Fund rose 4.90%, net of all fees and expenses, during the quarter ending June 30, 2007, underperforming the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index (6.28% and 6.58%, respectively). The Fund continues to outperform the Lipper Large-Cap Growth mutual fund index for the trailing 3-year and 5-year periods ending June 30, 2007, with returns for the Fund of 8.82% and 9.97%, compared to the Lipper returns of 8.45% and 7.68%. The Fund returned 2.96% since inception, outperforming both the S&P 500 and the Lipper mutual fund index (2.79% and —2.35%, respectively).
     During the 2nd quarter the Fund was helped by strong performance from Express Scripts, Apple Computer, Texas Instruments, Schering Plough, and Precision Castparts. Express Scripts, a pharmacy benefits manager, jumped after reporting earnings above expectations. This company struggled last year as the entire industry grappled with a changing environment, and now seems to be rebounding. Apple Computer rose steadily during the quarter in anticipation of the release of its new iPhone. Texas Instruments rose on the expectation of better results as demand for microchips improved and excess inventories were reduced. Schering Plough surged after reporting revenue and earnings exceeding estimates. Precision Castparts rose steadily during the quarter on higher profit margins, and strong demand for its aerospace components.

     Weak holdings in the portfolio included Kohl’s, Staples, News Corp, Bed, Bath & Beyond, and Genentech. Of the five companies in this group four were retailers in the consumer discretionary sector. Many were effected by concerns about slowing consumer spending as a result of higher energy prices, higher interest rates, and overleveraged mortgage financing. Kohl’s declined, despite reporting higher profits, better same-store sales, and raising earnings guidance. Staples declined after reporting sluggish sales growth and lowering guidance. News Corp declined after making a buyout offer for Dow Jones. Investors are concerned that the price offered is too high and that management will be distracted in attempting to overcome the obstacles to completing the deal. Bed, Bath & Beyond fell after reducing expectations following weak same-store sales. Genentech, a biopharmaceutical company, fell despite reporting strong earnings growth, as investors worried about slowing growth for some key drugs, and potential delays in new applications for existing products.
     During the quarter we sold Broadcom and Robert Half, reinvesting the proceeds in Apple Computer and Manpower. Broadcom declined on our valuation process as a result of lower growth prospects and uncertainty about ongoing patent disputes with Qualcomm. We purchased Apple because it successfully integrated the Intel microprocessor, creating a significant opportunity for market share gains. Apple is also reaping the rewards of its long-term marketing strategy targeting the next generation of computer users who have a great loyalty to the Apple brand. Robert Half, a staffing firm, has struggled to generate consistent earnings growth despite an improving economy. We elected to replace it with Manpower another staffing company with a better valuation and better international opportunities.
The Bond Fund
     The Bond Fund generated a return of 0.10%, net of all fees and expenses, for the quarter ending June 30, 2007, better than both the Lipper US Government mutual fund index (-0.86%) and the Lehman Intermediate Government index (-0.08%). For the year ending June 30, 2007, the Fund generated a return of 4.24%, as compared to the Lehman Intermediate Government Index of 5.24% and the Lipper US Government mutual fund index of 4.95%. Performance over the recent quarter reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities. The portfolio has an average yield to maturity of 5.10%, an average maturity of approximately 5.53 years, and an average duration of 3.22 years. The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk. The Fund is managed to provide a low-risk alternative for conservative investors.
Stay Dry And Enjoy The Show
     With the exception of periods of extreme overvaluations, 1999 and 2000 for example, there are always investment opportunities in the market. To take advantage of them you need to find companies at attractive prices that are well positioned in their market place. Before the market downturn just a few years ago there was a general feeling that you couldn’t go wrong with any growth oriented stock, sometimes the more aggressive the better. The bear market that followed reminded everyone that buying stocks at attractive valuations was just as important.
     Successful investors watch the crowd, but avoid getting pushed too close to the pool. Today the market is certainly not trading at the extreme valuations of just a few years ago, but it is still important to remember the basics. Hot investment strategies and story stocks make the headlines, but often disappoint over the long term when cost and execution become more difficult. As some of these risks become apparent in the consumer and financial sectors, we are adjusting our portfolios to include strong industrial and technology companies. We believe that these sectors can generate continued growth from a rebounding economy and increasing capital expenditures. In many cases these companies are global market leaders, and derive a substantial portion of their revenues and earnings from international operations. Our portfolio additions in these areas are guided by a valuation process that identifies companies with low levels of debt, strong balance sheets and substantial free cash flow to sustain them through difficult environments, should the market do a belly flop.
Sincerely,
Daniel A. Morris

Mutual Fund Summary Information
Manor Fund
Growth Fund
Bond Fund
Performance, Sector Allocations, & Fund Expenses
June 30, 2007

MANOR INVESTMENT FUNDS, INC.
Manor Fund
June 30, 2007
Top Holdings & Sectors

Top Company Holdings
% of
Company	Net Assets
Exelon	4.1%
AT & T	3.8%
Pepsico	3.6%
Occidental Petrooeum	3.6%
Prudential Financial	3.4%

Top Industry Sectors
% of
Industry	Net Assets
Information Tech.	16.3%
Financial	15.6%
Industrial	10.4%
Energy	10.4%
Health Care	10.2%
Fund Performance
Value of $10,000 invested in the Fund
Inception (9/26/95) to present (6/30/07)
Compared to the S&P 500 and Lipper Large Cap Core Index
Quarter and Annualized Total Return for Periods Ending June 30, 2007

		S&P 500	Lipper LC
	Manor Fund	Index	Core Funds
2nd Quarter	5.64%	6.28%	6.41%
1-Year	8.70%	20.57%	19.11%
3-Year Annualized	12.45%	11.66%	10.87%
5-Year Annualized	12.63%	10.69%	9.34%
Annualized since inception 9/26/95	6.45%	10.19%	7.20%
The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Lipper LC Core mutual fund index is an index of mutual funds managed with a similar investment style. Both are computed on a total return basis. The chart assumes an initial gross investment of $10,000 on 9/26/1995 (commencement of operations). Returns shown include the reinvestment of dividends. Past performance does not predict future performance. Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost.

MANOR INVESTMENT FUNDS, INC.
Growth Fund
June 30, 2007
Top Holdings & Sectors

Top Company Holdings
% of
Company	Net Assets
Apple, Inc.	4.0%
Kohl’s Corp.	3.8%
MEMC Electronic	3.8%
Express Scripts	3.8%
Schering Plough	3.8%

Top Industry Sectors
% of
Industry	Net Assets
Information Tech.	22.7%
Health Care	22.5%
Consumer Disc.	18.4%
Industrial	12.1%
Financial	9.7%
Fund Performance
Value of $10,000 invested in the Fund
Inception (6/30/99) to present (06/30/07)
Compared to the S&P 500 and Lipper Large-Cap Growth
Index
Quarter and Annualized Total Return for Periods Ending June 30, 2007

		S&P 500	Lipper LC
	Growth Fund	Index	Growth Funds
2nd Quarter	4.90%	6.28%	6.58%
1-Year	13.99%	20.57%	16.15%
3-Year Annualized	8.82%	11.66%	8.45%
5-Year Annualized	9.97%	10.69%	7.68%
Annualized since inception 6/30/99	2.96%	2.79%	-2.35%
The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Lipper LC Growth mutual fund index is an index of mutual funds managed with a similar investment style. Both are computed on a total return basis. The chart assumes an initial gross investment of $10,000 on 6/30/1999 (commencement of operations). Returns shown include the reinvestment of dividends. Past performance does not predict future performance. Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost.

MANOR INVESTMENT FUNDS, INC.
Asset Allocation
Manor Fund and Growth Fund
June 30, 2007

Manor Fund
Industry Sectors
Industry	% of Net Assets
Information Technology	16.3%
Financial	15.6%
Industrial	10.4%
Energy	10.4%
Health Care	10.2%
Consumer Staples	9.5%
Cash Equivalents	9.3%
Consumer Discretionary	8.6%
Utility	4.1%
Telecommunication	3.8%
Material	1.9%

100.0%

Growth Fund
Industry Sectors
Industry	% of Net Assets
Information Technology	22.7%
Health Care	22.5%
Consumer Discretionary	18.4%
Industrial	12.1%
Financial	9.7%
Consumer Staples	5.3%
Energy	4.7%
Cash Equivalents	2.6%
Telecommunication	2.0%

100.0%

MANOR INVESTMENT FUNDS, INC.
Manor Fund and Growth Fund
Expenses
June 30, 2007
As a shareholder of the Fund, you incur indirect costs, such as management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire 6 month period of January 1, 2007 through June 30, 2007.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second section of the table provides information about hypothetical account values and hypothetical expense based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

				Expenses Paid
		Beginning	Ending	During Period *
	Total	Account Value	Account Value	January 1, 2007 -
	Return	January 1, 2007	June 30, 2007	June 30, 2007

Based on Actual Total Return as indicated
Manor Fund	5.70%	$1,000.00	$1,057.01	$7.65
Growth Fund	7.22%	$1,000.00	$1,072.16	$7.71

Based on Hypothetical 5.0% Annualized Return
Manor Fund		$1,000.00	$1,017.36	$7.50
Growth Fund		$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Funds’ annualized expense ratios, capped at 1.5%, which is net of any expenses paid indirectly, multiplied by the average account value over the period. The ending account value for each Fund in the table is based on its actual total return for the 6 month period of January 1, 2007to June 30, 2007, 5.70% for the Manor Fund, and 7.22% for the Growth Fund.

MANOR INVESTMENT FUNDS, INC.
Bond Fund
June 30, 2007
Top Holdings

Security	% of Net Assets

US Treasury 3.875% due 7/15/10	21.0%
US Treasury 3.625% due 7/15/09	13.2%
US Treasury 3.250% due 8/15/07	10.8%
US Treasury 3.125% due 10/15/08	10.6%
US Treasury 3.500% due 12/15/09	10.5%
Fund Performance
Value of $10,000 invested in the Fund
Inception(6/30/99) to present(6/30/2007)
Compared to the Lehman Int. Gov’t and Lipper Gov’t Index
Quarter and Annualized Total Return for Periods Ending June 30, 2007

		Lipper	Lehman
	Bond	US Gov't	Intermediate
	Fund	Fund Index	Gov't Index
2nd Quarter	0.10%	-0.86%	-0.08%
1-Year	4.24%	4.95%	5.24%
3-Year Annualized	1.48%	3.29%	2.63%
5-Year Annualized	1.69%	3.49%	3.28%
Annualized since inception 6/30/99	3.22%	4.97%	4.83%
The Lehman Intermediate Government Index is represents the aggregate market value of the US Government securities with a maximum maturity of 10 years. The Lipper US Government mutual fund index is an index of mutual funds managed using US Government securities. Both are computed on a total return basis. The chart assumes an initial gross investment of $10,000 on 6/30/1999 (commencement of operations). Returns shown include the reinvestment of dividends. Past performance does not predict future performance. Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost.

MANOR INVESTMENT FUNDS, INC.
Bond Fund
Expenses
June 30, 2007
As a shareholder of the Fund, you incur indirect costs, such as management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire 6 month period of January 1, 2007 through June 30, 2007.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second section of the table provides information about hypothetical account values and hypothetical expense based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

				Expenses Paid
		Beginning	Ending	During Period *
	Total	Account Value	Account Value	January 1, 2007 -
	Return	January 1, 2007	June 30, 2007	June 30, 2007

Based on Actual Total Return as indicated
Bond Fund	1.28%	$1,000.00	$1,012.78	$4.99

Based on Hypothetical 5.0% Annualized Return
Bond Fund		$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized expense ratio, capped at 1.0%, which is net of any expenses paid indirectly, multiplied by the average account value over the period. The ending account value for the Fund in the table is based on its actual total return for the 6 month period of January 1, 2007 to June 30, 2007, of 1.28%.

This Page Intentionally Left Blank

Financial Statements
(Unaudited)

June 30, 2007

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Schedule of Investments — Unaudited
June 30, 2007

		Market
Description	Shares	Value

COMMON STOCKS — 90.7%

Consumer Discretionary — 8.6%
Best Buy, Inc.	2,679	$125,029
Home Depot	2,590	101,916
JCPenney	1,912	138,391

		365,336

Consumer Staples — 9.5%
Colgate Palmolive	2,001	129,765
Pepsico, Inc.	2,383	154,537
Wal-Mart	2,543	122,344

		406,646

Energy — 10.4%
Devon Energy	1,405	109,997
Nabors Ind.*	2,620	87,456
Occidental Pet.	2,626	151,993
Weatherford Int.*	1,689	93,300

		442,746

Financial — 15.6%
Allstate Insurance	1,830	112,563
Bank of America	1,618	79,104
Chubb	2,327	125,984
Citigroup, Inc.	2,099	107,658
Freddie Mac	1,574	95,542
Prudential Finl.	1,504	146,234

		667,085

Health Care — 10.2%
Amgen Inc.*	1,659	91,726
Endo Pharm.*	4,130	141,370
Johnson &Johnson	1,435	88,425
Wellpoint, Inc.*	1,405	112,161

		433,682

Industrial — 10.4%
Boeing	1,311	126,066
Dover Corp.	1,604	82,044
General Electric	2,625	100,485
Norfolk Southern	2,580	135,631

		444,226

		Market
Description	Shares	Value

Information Technology — 16.3%
Amphenol Corp-A	3,662	130,550
Applied Materials	6,365	126,472
Cisco Systems *	2,633	73,329
Citrix Systems *	2,970	100,000
Intel Corp.	3,173	75,327
Int. Bus. Machines	1,072	112,828
Jabil Circuit	3,494	77,113

		695,619

Material — 1.9%
Nucor Corp.	1,367	80,175

		80,175

Telecomm. — 3.8%
AT & T, Inc.	3,923	162,804

		162,804

Utility — 4.1%
Exelon	2,382	172,933

		172,933

TOTAL COMMON STOCKS
(Cost $2,978,446)		3,871,252

SHORT-TERM INVESTMENTS — 9.2%
1st Amer. Gov. Fund	277,020	277,020
1st National M Mkt	117,295	117,295

TOTAL SHORT-TERM INVESTMENTS
(Cost $394,315)		394,315

TOTAL INVESTMENTS — 100.0%
(Cost $3,372,761)		4,265,567

Other Assets less Liabilities —
Net — 0.1%		4,881

NET ASSETS 100.0%		$4,270,448

*	Non-income producing during the period.
The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Schedule of Investments — Unaudited
June 30, 2007

		Market
Description	Shares	Value

COMMON STOCKS — 97.4%

Consumer Discretionary — 18.4%
Bed, Bath, Beyond *	2,377	$85,548
Coach Inc.*	2,887	136,815
Fortune Brands	1,247	102,715
Kohls Corp.*	2,779	197,393
Mohawk Ind.*	1,330	134,051
News Corp., Inc.	6,665	152,895
Staples	5,781	137,183

		946,600

Consumer Staples — 5.3%
Constellation *	5,093	123,658
Procter & Gamble	2,476	151,506

		275,164

Energy — 4.7%
Baker-Hughes	1,298	109,201
Valero Energy	1,825	134,794

		243,995

Financial — 9.7%
Ace Limited	2,940	183,809
American Int. Grp.	1,233	86,347
Capital One	1,691	132,642
Etrade Financial *	4,394	97,063

		499,861

Health Care — 22.5%
Express Scripts *	3,906	195,339
Forest Labs *	1,466	66,923
Genentech Inc.*	1,426	107,891
Quest Diagnostics	2,357	121,739
Schering Plough	6,370	193,903
Thermo Fisher*	3,287	170,003
Unitedhealth Group	2,420	123,759
Zimmer Holdings*	2,076	176,232

		1,155,789

		Market
Description	Shares	Value

Industrial — 12.1%
Fedex Corp.	1,043	115,742
Manpower	1,686	155,516
Precision Castparts	1,508	183,011
Raytheon	3,127	168,514

		622,783

Information Technology — 22.7%
Apple Inc.	1,694	206,736
EBay, Inc.*	2,730	87,851
Intel Corp.	4,027	95,601
KLA-Tencor	2,892	158,915
MEMC	3,209	196,134
Maxim	1,100	36,762
Microsoft Corp.	3,893	114,727
Texas Instruments	4,644	174,754
Xilinx, Inc.	3,537	94,685

		1,166,165

Telecomm — 2.0%
DirecTV*	4,534	104,781

		104,781

TOTAL COMMON STOCKS
(Cost$4,104,705)		5,015,138

SHORT-TERM INVESTMENTS — 2.6%
1st Amer. Gov. Fund	86,219	86,219
1st National M Mkt	44,347	44,347

TOTAL SHORT-TERM INVESTMENTS
(Cost $130,566)		130,566

TOTAL INVESTMENTS — 100.0%
(Cost $4,235,271)		5,145,704

Other Assets less Liabilities —
Net — Less than 0.1%		1,248

NET ASSETS — 100.0%		$5,146,952

*	Non-income producing during the period.
The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Schedule of Investments — Unaudited
June 30, 2007

	Face
Description	Amount	Value

U.S. GOVERNMENT BONDS — 86.5%

U.S. Treasury 3.250% Due 08-15-07	200,000	$199,563
U.S. Treasury 3.125% Due 10-15-08	200,000	195,438
U.S. Treasury 3.625% Due 07-15-09	250,000	243,907
U.S. Treasury 3.500% Due 12-15-09	200,000	193,625
U.S. Treasury 3.875% Due 07-15-10	400,000	388,750
U.S. Treasury 3.875% Due 02-15-13	200,000	189,875
U.S. Treasury 4.000% Due 02-15-14	200,000	189,500

TOTAL U.S. GOVERNMENT BONDS
(Cost $1,640,891)		1,600,658

SHORT-TERM INVESTMENTS — 12.4%
1st American Treasury Obligation Fund	80,662	80,662
1st National Money Market	147,757	147,757

TOTAL SHORT-TERM INVESTMENTS
(Cost $228,419)		228,419

TOTAL INVESTMENTS — 98.9%
(Cost $1,869,310)		1,829,077

Other Assets less Liabilities — Net — 1.1%		20,505

NET ASSETS — 100.0%		$1,849,582

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
Statements of Assets and Liabilities — Unaudited
June 30, 2007

	Manor	Growth	Bond
	Fund	Fund	Fund

ASSETS
Investments in Securities (cost of $3,372,761, $4,235,271 and $1,869,310, respectively)	$4,265,567	$5,145,704	$1,829,077
Receivables: Dividends	3,572	839	—
Interest	1,309	4,263	21,863

Total Assets	4,270,448	5,150,806	1,850,940

LIABILITIES
Accrued expenses	—	3,854	1,358

Total Liabilities	—	3,854	1,358

NET ASSETS	$4,270,448	$5,146,952	$1,849,582

NET ASSETS CONSIST OF:
Capital stock — par value	$230	$408	$180
Paid in capital	3,205,616	4,112,432	1,865,652
Undistributed net investment income(loss)	8,181	(17,804)	25,156
Accumulated net realized (loss) gain	163,615	141,482	(1,173)
Net unrealized appreciation (depreciation)	892,806	910,434	(40,233)

NET ASSETS	$4,270,448	$5,146,952	$1,849,582

CAPITAL SHARES OUTSTANDING	230,375	407,555	179,552

(10,000,000 authorized shares; $.001 par value)

NET ASSET VALUE PER SHARE	$18.54	$12.63	$10.30

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
Statements of Operations — Unaudited
For the 6 months ending June 30, 2007

	Manor	Growth	Bond
	Fund	Fund	Fund

Investment Income
Dividends, (net of foreign taxes withheld of $133, $- , and $- , respectively)	$31,753	$13,910	$—
Interest	3,868	5,161	34,390

Total investment income	35,621	19,071	34,390

Expenses
Advisory and management fee (Note 2)	20,433	24,077	4,679
Professional fees	6,000	7,500	1,500
Custodian fee	2,973	2,356	1,638
Fund Serv related charges	80	100	20
Insurance	—	—	—
Postage and printing	1,513	2,231	446
Taxes	—	300	150
Registration	200	250	50
Other	—	61	751

Total expenses before reimbursement	31,199	36,875	9,234
Expense reimbursement by Advisor (Note 2)	—	—	—

	31,199	36,875	9,234

Net Investment Income (Loss)	4,422	(17,804)	25,156

Realized & Unrealized Gain (Loss) on Investments (Note 4)
Net realized gain(loss) on investments	163,400	146,943	(50)
Net change in unrealized appreciation/ (depreciation) on investments	67,506	219,686	270

Net realized and unrealized gain (loss) on investments	230,906	366,629	220

Net Increase in Net Assets Resulting from Operations	$235,328	$348,825	$25,376

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
Statements of Changes in Net Assets — Unaudited

	Manor Fund		Growth Fund
	6 Months	Year	6 Months	Year
	Ended	Ended	Ended	Ended
	June 30	Dec. 31	June 30	Dec. 31
	2007	2006	2007	2006

Increase in Net Assets from Operations
Net investment income (loss)	$4,422	$8,676	$(17,804)	$(26,640)
Net realized gain on investments	163,400	270,595	146,943	115,998
Unrealized appreciation (depreciation) on investments	67,506	36,176	219,686	89,049

Net increase in net assets resulting from operations	235,328	315,447	348,825	178,407

Distributions to Shareholders
Net Investment Income	—	(6,794)	—	—
Realized Capital Gain	—	(270,148)	—	—

		(276,942)

Capital Share Transactions
Proceeds from shares sold	310,470	668,996	751,945	931,472
Reinvestment of distributions	—	276,942	—	—
Payment for shares redeemed	(229,167)	(341,187)	(427,620)	(360,953)

Net increase in net assets from capital share transactions	81,303	604,751	324,325	570,519

Total Increase	316,631	643,256	673,150	748,926

Net Assets
Beginning of Period	3,953,817	3,310,561	4,473,802	3,724,876

End of Period	$4,270,448	$3,953,817	$5,146,952	$4,473,802

Undistributed Net Investment Income (Loss)	$8,181	$3,759	$(17,804)	—

Transactions in Shares of Fund
Sold	17,519	36,953	61,882	80,912
Issued in reinvestment of distributions	—	15,862	—	—
Redeemed	(12,536)	(18,568)	(34,076)	(31,625)

Net increase in outstanding shares of the Fund	4,983	34,247	27,806	49,287

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
Statements of Changes in Net Assets (con’t) — Unaudited

	Bond Fund
	6 Months	Year
	Ended	Ended
	June 30	Dec. 31
	2007	2006

Increase in Net Assets from Operations
Net investment income	$25,156	$51,725
Net realized gain on investments	(50)	—
Unrealized appreciation (depreciation) on investments	270	(6,838)

Net increase in net assets resulting from operations	25,376	44,887

Distributions to Shareholders
Net Investment Income		(53,459)
Realized Capital Gain	—	—

	—	(53,459)

Capital Share Transactions
Proceeds from shares sold	189,785	383,311
Reinvestment of distributions	—	53,459
Payment for shares redeemed	(268,490)	(280,124)

Net increase in net assets from capital share transactions	(78,705)	156,646

Total Increase	(53,329)	148,074

Net Assets
Beginning of Period	1,902,911	1,754,837

End of Period	$1,849,582	$1,902,911

Undistributed Net Investment Income	$25,156	—

Transactions in Shares of Fund
Sold	18,494	37,395
Issued in reinvestment of distributions	—	5,246
Redeemed	(26,095)	(27,044)

Net increase in outstanding shares of the Fund	(7,601)	15,597

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
Notes to Financial Statements — Unaudited
June 30, 2007
1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization: Manor Investment Funds, Inc. (the “Company”) is a non-diversified regulated investment company and was incorporated in the Commonwealth of Pennsylvania on September 13, 1995. The primary investment objective of each of the Funds follows: Manor Fund - conservative capital appreciation and current income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - intermediate-term fixed income, investing primarily in U.S. Government obligations. The following is a summary of the Funds’ significant accounting policies.
Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.
Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.
Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.
Distributions to Shareholders: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.
Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
Reclassifications: In accordance with SOP-93-2, the Funds record a reclassification in the capital accounts of a permanent book/tax difference from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.
Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates

MANOR INVESTMENT FUNDS, INC.
Notes to Financial Statements (con’t) — Unaudited
June 30, 2007
2.	INVESTMENT ADVISORY AGREEMENT
The Fund has an investment advisory agreement (the “agreement”) with Morris Capital Advisors, Inc. (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management services to the Funds. Under the terms of the agreement, the Funds will pay the Advisor a monthly fee based on the Funds’ average daily net assets at the annual rate of 1.00% for Manor Fund and Growth Fund and 0.5% for Bond Fund. For the six months ended June 30, 2007 the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $20,433, $24,077 and $4,679 respectively.
Under the terms of the agreement if the aggregate expenses of the Funds are equal to or greater than 1.50% for Manor Fund and Growth Fund and 1.00% for Bond Fund of the Funds’ net assets the Advisor will reimburse the Funds for these expenses. There were no reimbursements from the Advisor for the six months ending June 30, 2007.
3.	INVESTMENT TRANSACTIONS
Investment transactions, excluding short-term investments, for the six months ended June 30, 2007, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Purchases	$405,416	$1,221,761	—
Sales	$379,834	$641,610	—
4.	FEDERAL INCOME TAXES
Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principals generally accepted in the United States.
The following information is as of June 30, 2007:

	Manor Fund	Growth Fund	Bond Fund
Federal tax cost of investments, including short-term investments	$3,372,761	$4,235,271	$1,869,310

Gross tax appreciation of investments	$968,306	$1,023,543	$—
Gross tax depreciation of investments	(75,500)	(113,109)	(40,235)

Net tax appreciation(depreciation)	$892,806	$910,434	$(40,235)

The tax character of distributions paid during the years ended December 31, 2006 and 2005 were as follows:

	Manor Fund		Growth Fund		Bond Fund
	2006	2005	2006	2005	2006	2005
Ordinary Income	$62,632	$7,724	$—	$—	$54,581	$38,851
Long-term Gain (loss)	$214,310	$—	$—	$—	$1,122	$—

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Financial Highlights — Unaudited
For a share of capital stock outstanding throughout the period

	6 Mths.
	Ending
	6/30/07	For the years ended December 31,
	2007†	2006	2005	2004	2003	2002

PER SHARE DATA

Net asset value, beginning of period	$17.54	$17.32	$15.69	$13.84	$10.52	$13.20

Income from investment operations:
Net investment income (loss) *	0.02	0.15	0.02	0.035	—	(0.01)
Net realized and unrealized gain (loss) on investments	0.98	1.46	1.65	1.840	3.32	(2.67)

Total from investment operations	1.00	1.61	1.67	1.875	3.32	(2.68)

Distributions to Shareholders
Net Investment Income		(0.04)	(0.04)	(0.025)
Realized Capital Gain	—	(1.35)	—	—	—	—

Total distributions	—	(1.39)	(0.04)	(0.025)	—	—

Net asset value, end of period	$18.54	$17.54	$17.32	$15.69	$13.84	$10.52

Total Return **	5.70%	9.31%	10.64%	13.55%	31.56%	-20.30%

Ratios and Supplemental Data:
Net assets, end of period (000)	$4,270	$3,954	$3,311	$2,843	$2,615	$1,750
Ratio of expenses to average net assets:
Before reimbursements	1.49%+	1.50%	1.49%	1.50%	1.52%	1.50%
Net of reimbursements	1.49%+	1.50%	1.49%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.10%	0.23%	0.23%	0.27%	0.04%	-0.08%

Portfolio Turnover Rate	9.12%	24.95%	22.24%	7.32%	4.26%	26.0%

†	Unaudited

+	Annualized

*	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.

**	Total return assumes reinvestment of dividends
The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Financial Highlights — Unaudited
For a share of capital stock outstanding throughout the period

	6 Mths.
	Ending
	6/30/07	For the years ended December 31,
	2007†	2006	2005	2004	2003	2002

PER SHARE DATA

Net asset value, beginning of period	$11.78	$11.27	$10.32	$9.22	$7.08	$8.95

Income from investment operations:
Net investment (loss) *	(0.04)	(0.07)	(0.06)	(0.02)	(0.05)	(0.06)
Net realized and unrealized Gain (loss) on investments	0.89	0.58	1.01	1.12	2.19	(1.81)

Total from investment operations	0.85	0.51	0.95	1.10	2.14	(1.87)

Distributions to Shareholders
Net Investment Income	—	—	—	—	—	—
Realized Capital Gain	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Net asset value, end of period	$12.63	$11.78	$11.27	$10.32	$9.22	$7.08

Total Return **	7.22%	4.53%	9.21%	11.93%	30.23%	-20.89%

Ratios and Supplemental Data:
Net assets, end of period (000)	$5,146	$4,474	$3,725	$2,923	$2,556	$1,638
Ratio of expenses to average net assets:
Before reimbursements	1.49%+	1.53%	1.50%	1.50%	1.52%	1.50%
Net of reimbursements	1.49%+	1.49%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	-0.36%	-0.67%	-0.62%	-0.16%	-0.66%	-0.70%

Portfolio Turnover Rate	12.93%	24.78%	16.14%	30.42%	6.53%	13.2%

†	Unaudited

+	Annualized

*	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

**	Total return assumes reinvestment of dividends
The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Financial Highlights — Unaudited
For a share of capital stock outstanding throughout the period

	6 Mths.
	Ending
	6/30/07	For the years ended December 31,
	2007†	2006	2005	2004	2003	2002

PER SHARE DATA

Net asset value, beginning of period	$10.17	$10.23	$10.37	$10.58	$10.98	$10.63

Income from investment operations:
Net investment income *	0.14	0.30	0.20	0.17	0.26	0.32
Net realized and unrealized gain (loss) on investments	(0.01)	(0.06)	(0.13)	(0.18)	(0.17)	0.39

Total from investment operations	0.13	0.24	0.07	(0.01)	0.09	0.71

Distributions to Shareholders
Net Investment Income	—	(0.30)	(0.21)	(0.20)	(0.49)	(0.36)
Realized Capital Gain	—	—	—	—	—	—

Total distributions	—	(0.30)	(0.21)	(0.20)	(0.49)	(0.36)

Net asset value, end of period	$10.30	$10.17	$10.23	$10.37	$10.58	$10.98

Total Return **	1.28%	2.32%	0.66%	-0.09%	0.82%	6.69%

Ratios and Supplemental Data:
Net assets, end of period (000)	$1,849	$1,903	$1,755	$1,528	$1,769	$1,962
Ratio of expenses to average net assets:
Before reimbursements	1.00%+	0.99%	1.00%	1.05%	1.04%	1.00%
Net of reimbursements	1.00%+	0.99%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.35%	2.70%	2.04%	1.37%	2.30%	2.96%

Portfolio Turnover Rate	0.0%	0.0%	37.01%	75.57%	50.61%	26.3%

†	Unaudited

+	Annualized

*	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

**	Total return assumes reinvestment of dividends
The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
ADDITIONAL INFORMATION
Proxy Voting Procedures and Accord
The Company’s Board of Directors has approved proxy voting procedures setting forth guidelines and procedures for the voting of proxies relating to securities held by the Fund. Records of the Fund’s proxy voting records are maintained and are available for inspection without charge by calling 1-800-787-3334 and on the SEC’s website at http:// www.sec.gov. The Board is responsible for overseeing the implementation of the procedures. The proxy voting record of the Fund can be reviewed on the web site of the Fund at www.ManorFunds.com. The Proxy voting history is located under Fund Information, Proxy Voting.
Quarterly Portfolio Schedule
The Company now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. These forms are available on the SEC’S website at http://www.sec.gov. They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.
Compensation of Board of Directors
The members of the Board of Directors serve without compensation. Daniel A. Morris, President of Manor Investment Funds, Inc. (“the Funds”), and President of Morris Capital Advisors, Inc., adviser to the Funds, and an Interested Director of the Funds, receives no compensation directly from the Funds. He is compensated through the management fee paid to the adviser to the Funds.
Investment Advisor Review
At its regularly scheduled in-person meeting on June 16,2007, the Board of Directors unanimously approved the continuance of the investment advisory contract with Morris Capital Advisors, LLC (“MCA”). Prior to approving the contract, the Board discussed the services performed by MCA (as described herein), performance of the Funds, fees and profits accruing to MCA, and economies of scale from which the Funds could benefit as the Funds grow. In conducting its review, the Board reviewed the fees and services incurred by other mutual funds.
MCA provides ongoing investment management for the portfolio of each Fund. In the execution of these duties MCA performs securities research, trading, and accounting for Fund portfolios. MCA also reconciles each portfolio with the Fund custodian to prevent errors in purchase and sale transactions, dividends, interest, and shareholder transactions.
The investment performance of each Fund is compared to a broad market index and comparable mutual funds. As of December 31, 2006 the Manor Fund outperformed its benchmarks for the 3-year and 5-year periods. As of December 31, 2006 the Growth Fund outperformed its benchmarks for the 5-year period, and since inception. The Bond Fund underperformed its benchmarks because the Fund is invested 100% in U.S. Treasury securities, with short maturities. This portfolio structure is designed to protect principal in periods of rising interest rates, and underperformed during the recent period of declining yields.
In addition to investment management functions, MCA provides ongoing shareholder accounting, acts as transfer agent for shares of the Fund, prepares and distributes all shareholder reports, prepares and submits all filings required by SEC rules and regulations, negotiates agreements with outside service providers, and processes all shareholder questions and requests. MCA provides these services, over and above the typical responsibilities of investment management, without compensation from the Fund. The cost of providing these services substantially reduce the net profit attributable to MCA from the sole execution of its duties under its investment advisory agreement with the Fund.
As the Funds grow economies of scale will reduce the cost of services to the Funds, for the benefit of all Fund shareholders. It is expected that these economies of scale will benefit shareholders when total Fund assets exceed $25 million.

Board of Directors Information
Manor Investment Funds, Inc.
June 30, 2007
The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors of the Funds are set forth below. The Statement of Additional Information includes additional information about the Funds’ Directors, and is available without charge, by calling 1-800-787-3334. Each director may be contacted by writing to the director c/o Manor Investment Funds, Inc., 15 Chester Commons, Malvern, PA 19355.
Independent Directors
BRUCE LAVERTY
Bruce Laverty, age 47, is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
Mr. Laverty is a Partner of the law firm Valocchi, Fischer & Laverty legal counsel to the Fund. He is not a Director for any other public companies.
JAMES MCFADDEN
James McFadden, age 54, is a Director of the Fund, and Chairman of the Audit Committee. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
Mr. McFadden is Card Services Privacy Officer for Bank of America, Card Services Bank. He is not a Director for any other public companies.
JOHN MCGINN
John McGinn, age 60, is a Director of the Fund, and serves on the Audit Committee. He serves a one-year term, and stands for re-election annually. He has been a Director since 11/5/2002.
Mr. McGinn is an independent real estate sales consultant. He is not a Director for any other public companies.
FRED MYERS
Fred Myers, age 57, is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
Mr. Myers is founding Partner of the accounting firm of Myers & Associates, CPA’s. He is not a Director for any other public companies.
EDWARD SZKUDLAPSKI
Edward Szkudlapski, age 49, is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 5/15/2000.
Mr. Szkudlapski is President of Eclipse Business Systems. He is not a Director for any other public companies.
ALAN WEINTRAUB
Alan Weintraub, age 53, is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
Mr. Weintraub is a Chief Technical Officer with Qumas, Cork, Ireland. He is not a Director for any other public companies.
Interested Directors
DANIEL A. MORRIS
Daniel A. Morris, age 52, is a Director of the Fund, and President of Morris Capital Advisors, LLC, advisor to the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
Prior to founding Morris Capital Advisors, LLC, he was Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies. As President of the Fund, he is considered an Interested Director. He is not a Director for any other public companies.
JOHN R. GILES
John R. Giles, age 51, is a Director of the Fund, and Vice-President of Morris Capital Advisors, LLC, advisor to the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 11/18/2005.
Prior to joining Morris Capital Advisors, LLC, he was Senior Vice President of the Wilmington Trust Company and Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies. As Secretary of the Fund, he is considered an Interested Director. He is not a Director for any other public companies.

Fund Office:
15 Chester County Commons
Malvern, PA 19355
610-722-0900      800-787-3334
www.manorfunds.com